Oppenheimer Bond Fund/VA A Series of Oppenheimer Variable Account Funds

Oppenheimer Variable Account Funds—Oppenheimer Bond Fund/VA

Objective
Oppenheimer Bond Fund/VA, a series of Oppenheimer Variable Account Funds, primarily seeks a high level of current income from investing in high yield, fixed income securities. Secondly, the Fund seeks capital growth when this is consistent with its primary objective of high income.
Narrative by David Negri and John Kowalik, Co-Portfolio Managers
Oppenheimer Bond Fund/VA generated a total return of 6.10% for the 12 months that ended December 31, 2000.[1]
Although the broad market indexes indicated a positive year for domestic bonds, those all-inclusive results mask weak or negative performance in most sectors of the market. While prices for Treasury bonds rose rapidly, high-quality corporate bonds, mortgage-backed securities and agency issues moved only marginally and suffered by comparison. Only toward year-end did these “spread” sectors begin to close the gap with Treasuries. And high yield securities, whose fates are closely tied to their issuers’ stock prices, were generally dragged down by a slumping stock market.
        The wide dispersion of yields resulted from a combination of rising interest rates, changing investor expectations, and shrinking supplies of Treasury bonds. In February, the Treasury Department began using the federal budget surplus to retire long-term government debt. As the supply of 30-year Treasuries shrank, prices shot up. At the same time, the Federal Reserve (the Fed) increased key short-term interest rates, in an effort to restrain economic growth and reduce the threat of higher inflation. These increases raised the cost of borrowing for businesses, thus keeping yields high (and prices low) in other market sectors.
        As we approached midyear, there were signs of economic slowing and, despite sharply rising oil prices, inflation remained moderate. Reassured by this, investors allowed Treasury prices to continue drifting upward. However, it was not until the second half of the year, when the economic slowdown became a certainty, that other bond market sectors rallied. No longer so concerned about inflation, investors allowed short-term yields, as well as yields on most longer term “spread products,” to subside.
        Since yields on long-term bonds in most sectors remained relatively high compared to Treasury yields, the Fund, which is diversified across many sectors, produced considerable levels of income. However, because bond yields and bond prices move in opposite directions, the persistently high yields generally eroded the value of our corporate and agency holdings, especially our high yield investments.
        High yield corporate bonds were deeply affected by rising interest rates and the slumping stock market. First, higher rates triggered worries about whether companies could generate enough profit to pay their debts. Bankers responded with more stringent lending criteria, making it harder for companies to obtain loans.
        Second, after peaking in March, the stock market retreated, and remained beleaguered by inflation and profit worries. With nowhere to turn, companies needing capital for growth suffered. Among the hardest hit were telecommunications companies, many of whose stocks and high yield bonds lost value. Fortunately, the Fund had a relatively small investment in telecom issues.
        To address these events, over the year we opted to reduce our exposure to long-term corporate bonds, and transferred assets to intermediate-term corporate bonds, which were providing virtually the same yield but with less interest rate sensitivity. We also added commercial mortgage-backed securities (CMBS) to the portfolio.[2] These were lower rated but still investment grade securities that generally outperformed similarly rated corporate bonds during the period. CMBS allow investors to receive the principal and interest payments from a group of loans that are issued to many different companies and secured by the companies’ real estate. With the high yield market in a shambles, investors increasingly turned to CMBS as an alternative, and our holdings in this area performed very well.
Now that the economy has slowed down, we expect the markets for the “spread” products in which we invest to continue to improve. In the interim, we will continue to take advantage of temporary weaknesses and prepare the portfolio for better times. We will remain patient and committed to our disciplined investment approach, both of which are important parts of The Right Way to Invest.

1. Includes changes in net asset value per share and does not include the charges associated with the separate account products, which offer this Fund. Such performance would have been lower if such charges were taken into account.
2. The Fund’s duration and portfolio are subject to change. Commercial mortgage-backed securities may be subject to substantial price volatility.
Oppenheimer Variable Account Funds—Oppenheimer Bond Fund/VA

Management’s discussion of performance. Spurred by a program to repurchase long-term government debt, 30-year Treasury bonds gained value during the fiscal year that ended December 31, 2000. Meanwhile, bonds in other market sectors generally lost value in the first half of the year because inflation-fighting interest rate hikes instituted by the Federal Reserve kept upward pressure on their yields. The effect was greatest for high yield corporate bonds. In the second half of the year, a sharp drop in the rate of economic expansion, combined with signs of moderate inflation, boosted investor confidence. Yields outside the long-term Treasury sector dropped. “Spread” products rallied but still underperformed Treasury securities. The strong performance of the Fund’s Treasury securities partially offset poor returns for its corporate, agency and high yield bonds. At midyear, some long-term corporate bond holdings were replaced with intermediate-term bonds and commercial mortgage-backed securities. The latter performed very well, but the gains were insufficient to compensate for losses elsewhere in the portfolio.

Comparing the Fund’s performance to the market. The graph that follows shows the performance of a hypothetical $10,000 investment in the Fund. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares.
The Fund’s performance is compared to the performance of the Lehman Brothers Corporate Bond Index, an unmanaged index of publicly issued non-convertible investment grade corporate debt of U.S. issuers, widely recognized as a measure of the U.S. fixed-rate corporate bond market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.

Because of ongoing market volatility, the Fund’s performance has been subject to short-term fluctuations and current performance may be less than the results shown. For updates on the Fund’s performance, please call us at 1.800.981.2871.
The performance information in the graph for the Lehman Brothers Corporate Bond Index begins on 12/31/90. The inception date of the Fund is 4/3/85. Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. Past performance is not predictive of future performance.
Statement of Investments December 31, 2000

	Principal Amount	Market Value See Note 1

Asset-Backed Securities—4.3%

Delta Funding Home Equity Loan Trust, Home Equity Loan Asset-Backed Certificates, Series 2000-2, Cl. B, 8.36%, 8/15/30	$ 5,444,000	$ 4,737,981

NC Finance Trust, Collateralized Mtg. Obligations, Series 1999-I, Cl. ECFD, 8.75%, 12/25/28	12,357,993	11,230,326

Option One Mortgage Trust, Collateralized Mtg. Obligations: Series 1999-1A, 10.06%, 3/26/29(1)	4,371,090	4,227,664
Series 1999-3, Cl. BB, 10.80%, 12/15/29	3,977,236	3,931,250
Total Asset-Backed Securities (Cost $25,021,608)		24,127,221

Mortgage-Backed Obligations—38.9%

Government Agency—25.2%

FHLMC/FNMA/Sponsored—25.2%
Federal Home Loan Mortgage Corp., Collateralized Mtg. Obligations, Gtd. Multiclass Mtg. Participation Certificates: Series 151, Cl. F, 9%, 5/15/21	423,847	447,820
Series 1541, Cl. H, 7%, 10/15/22	4,750,000	4,893,972
Series 1714, Cl. M, 7%, 8/15/23	2,000,000	2,008,740

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: Series 197, Cl. IO, 9.36%, 4/1/28(2)	12,550,941	3,374,046
Series 202, Cl. IO, 9.34%, 4/1/29(2)	117,990,059	31,027,698

Federal National Mortgage Assn.: 6%, 1/25/15(3)	19,500,000	19,250,205
6.50%, 3/1/11	420,451	421,414
7%, 4/1/04-11/1/25	565,831	567,878
7.50%, 1/1/08-1/1/26	1,896,648	1,930,443
7.50%, 1/25/28(3)	72,800,000	73,869,432
8%, 5/1/17	101,627	104,972

Federal National Mortgage Assn., Collateralized Mtg. Obligations, Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates, Trust 131, Cl. G, 8.75%, 11/25/05	906,190	934,509

Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates, Trust 1989-17, Cl. E, 10.40%, 4/25/19	467,463	506,464

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security, Trust 294, Cl. 2, 7.88%, 2/1/28(2)	10,134,311	2,470,239
141,807,832

GNMA/Guaranteed—0.0% Government National Mortgage Assn., 7%, 1/15/09-5/15/09	330,730	337,332

Private—13.7%

Commercial—12.7% Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates, Series 1997-D5, Cl. B2, 6.93%, 2/14/41	5,400,000	2,470,922

Asset Securitization Corp., Interest-Only Stripped Mtg.-Backed Security, Series 1997-D5, Cl. PS1, 9.01%, 2/14/41(2)	17,999,144	1,461,024

Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through Certificates, Series 1997-CTL1, 10.27%, 6/22/24(1)(2)	29,735,937	1,087,220

COMM Bonds, Series 2000-FL2A, Cl. J-NS, 8.92%, 7/15/02(4)	2,600,000	2,595,125

Commercial Mortgage Acceptance Corp., Collateralized Mtg. Obligations, Series 1996-C1, Cl. D, 7.395%, 12/25/20(1)(4)	2,500,000	2,523,047
Statement of Investments (Continued)

	Principal Amount	Market Value See Note 1

Commercial (continued) Commercial Mortgage Asset Trust, Commercial Mtg. Pass-Through Certificates, Series 1999-C1, Cl. C, 7.35%, 8/17/13	$ 673,400	$ 688,341

CRIIMI MAE Commercial Mortgage Trust I, Collateralized Mtg. Obligations: Series 1998-C1, Cl. A1, 7%, 11/2/06(5)	3,300,000	3,143,508
Series 1998-C1, Cl. A2, 7%, 3/2/11(5)	9,750,000	9,081,211

CS First Boston Mortgage Securities Corp., Interest-Only Stripped Mtg.-Backed Security, Series 1998-C1, Cl. AX, 8.08%, 4/11/30(2)	24,404,570	1,464,274

CS First Boston Mortgage Securities Corp., Mtg. Pass-Through Certificates, Series 1999-C1, Cl. C, 7.683%, 9/15/09(4)	6,500,000	6,835,156

FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates: Series 1994-C1, Cl. 2D, 8.70%, 9/25/25	1,500,000	1,500,469
Series 1994-C1, Cl. 2E, 8.70%, 9/25/25	1,500,000	1,467,656

First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through Certificates, Series 1997-CHL1, Cl. C, 8.124%, 7/25/06(1)(4)	4,024,000	3,929,688

First Union-Lehman Brothers Commercial Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1998-C2, 9.27%, 5/18/28(2)	29,041,190	1,009,068

General Motors Acceptance Corp., Collateralized Mtg. Obligations, Series 1998-C1, Cl. E, 7.09%, 3/15/11(4)	3,500,000	3,400,469

GMAC Commercial Mortgage Securities, Inc., Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 1997-C1, Cl. X, 8.17%, 7/15/27(2)	26,076,397	1,963,879

LB-UBS Securities Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2000-C3, Cl. C, 7.95%, 2/15/10	5,826,600	6,304,563

Lehman Brothers Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 8.46%, 2/18/28(1)(2)	43,255,616	2,162,781

Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through Certificates, Series 1997-RR, Cl. D, 7.771%, 4/30/39(1)	4,300,231	3,458,327

NationsBank Trust, Lease Pass-Through Certificates, Series 1997A-1, 7.442%, 1/10/11(4)	2,396,73 4	2,359,285

Nomura Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates, Series 1998-D6, Cl. A3, 6.992%, 3/17/28(4)	4,875,000	4,949,648

Potomac Gurnee Financial Corp., Commercial Mtg. Pass-Through Certificates, Series 1, Cl. C, 7.217%, 12/21/26(1)	250,000	244,063

Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates, Series 1995-C1, Cl. D, 6.90%, 2/25/27	3,000,000	2,958,984

Structured Asset Securities Corp., Commercial Mtg.Pass-Through Certificates, Series 2000-C2, Cl. K, 8.436%, 3/20/03(1)(4)	2,433,471	2,429,669

Structured Asset Securities Corp., Multiclass Pass-Through Certificates, Series 1996-CFL, Cl. D, 7.034%, 2/25/28	1,800,000	1,793,250
71,281,627

Other-0.0% Salomon Brothers Mortgage Securities VI, Interest-Only Stripped Mtg.-Backed Security, Series 1987-3, Cl. B, 12.72%, 10/23/17(1)(2)	44,334	12,289

Salomon Brothers Mortgage Securities VI, Principal-Only Stripped Mtg.-Backed Security, Series 1987-3, Cl. A, 21.10%, 10/23/17(6)	65,607	55,745 68,034
Statement of Investments (Continued)

	Principal Amount	Market Value See Note 1

Residential—1.0% Countrywide Funding Corp., Mtg. Pass-Through Certificates, Series 1993-12, Cl. B1, 6.625%, 2/25/24	$ 906,365	$ 837,822

Ryland Mortgage Securities Corp. III, Sub. Bonds, Series 1992-A, Cl. 1A, 8.256%, 3/29/30(4)	136,516	131,056

Washington Mutual Finance Corp., Collateralized Mtg. Obligations, Series 2000-1, Cl. B1, 10.618%, 1/25/40	4,550,000	4,459,000
5,427,878
Total Mortgage-Backed Obligations (Cost $227,621,020)		218,922,703

U.S. Government Obligations—8.7%

U.S. Treasury Bonds, 6.125%, 8/15/29	22,625,000	24,647,132

U.S. Treasury Nts.: 5.75%, 8/15/10(7)	19,060,000	19,981,742
5.75%, 11/15/05	1,800,000	1,859,134
6.625%, 5/15/07	2,250,000	2,427,610
Total U.S. Government Obligations (Cost $46,747,458)		48,915,618

Foreign Government Obligations—1.4%

Ontario, Canada (Province of) Bonds, 8%, 10/17/01	750,000	761,959

PT Hutama Karya Medium-Term Nts., Zero Coupon, 3/17/1999(1)(8)(9) IDR	1,000,000,000	28,424

Quebec (Province of) Debs., 7.50%, 9/15/29	6,300,000	6,761,160
Total Foreign Government Obligations (Cost $7,365,631)		7,551,543

Loan Participations-0.6%

Ferrell Cos., Inc., 10.64% Sr. Sec. Loan Participation Nts., Series B, 6/17/06(1)(4) (Cost $3,168,874)	3,193,103	3,137,224

Corporate Bonds and Notes-55.5%

Aerospace/Defense-0.5% Atlas Air, Inc. Pass-Through Certificates, Series 1998-1, 8.01%, 1/2/10	2,610,019	2,664,595

Loral Space & Communications Ltd., 9.50% Sr. Nts., 1/15/06	200,000	135,000
2,799,595

Chemicals-2.0% Avecia Group plc, 11% Sr. Unsec. Nts., 7/1/09	800,000	794,000

Huntsman Corp./ICI Chemical Co. plc, 10.125% Sr. Unsec. Sub. Nts., 7/1/09	800,000	782,000

Sterling Chemicals, Inc., 12.375% Sr. Sec. Nts., Series B, 7/15/06	600,000	555,000

Union Carbide Corp., 6.70% Nts., 4/1/09	9,400,000	9,340,216
11,471,216

Consumer Non-Durables—0.1% AKI, Inc., 10.50% Sr. Unsec. Nts., 7/1/08	300,000	232,875

Revlon Consumer Products Corp., 9% Sr. Nts., 11/1/06	500,000	370,000

Styling Technology Corp., 10.875% Sr. Unsec. Sub. Nts., 7/1/08(8)	360,000	12,600
615,475

Energy—1.1% Colorado Interstate Gas Corp., 10% Sr. Debs., 6/15/05	500,000	569,229

Enron Corp., 9.875% Debs., 6/15/03	375,000	403,731

Gothic Production Corp., 11.125% Sr. Sec. Nts., Series B, 5/1/05	450,000	483,750

Gulf Canada Resources Ltd., 8.375% Sr. Nts., 11/15/05(1)	500,000	507,500

HNG Internorth/Enron Corp., 9.625% Debs., 3/15/06	500,000	563,167
Statement of Investments (Continued)

	Principal Amount	Market Value See Note 1

Energy (continued) McDermott, Inc., 9.375% Nts., 3/15/02	$ 400,000	$ 353,485

Mitchell Energy & Development Corp., 9.25% Sr. Nts., 1/15/02	55,000	55,990

Ocean Rig Norway AS, 10.25% Sr. Sec. Nts., 6/1/08	400,000	342,000

RBF Finance Co., 11% Sr. Sec. Nts., 3/15/06	455,000	528,93 7

Texaco Capital, Inc., 8.875% Gtd. Debs., 9/1/21(10)	500,000	615,595

TXU Australia Holdings Corp., 6.75% Sr. Unsec. Nts., 12/1/06(5)	2,000,000	1,931,678
6,355,062

Financial—28.1% Aeltus CBO II Ltd./Aeltus CBO II Corp., 7.982% Sr. Sec. Sub. Bonds, 8/6/09(5)	5,000,000	5,023,050

Barclays Bank plc, 8.55% Bonds, 9/29/49(5)	8,850,000	9,297,421

BCI U.S. Funding Trust I, 8.01% Bonds, 12/29/49(5)	6,500,000	6,159,972

CIT Group, Inc. (The): 7.375% Unsec. Unsub. Nts., 3/15/03	975,000	986,544
7.50% Nts., 11/14/03	6,500,000	6,590,707
7.625% Sr. Unsec. Nts., 8/16/05	5,200,000	5,295,337

Citigroup, Inc., 7.25% Sub. Nts., 10/1/10	8,500,000	8,773,411

ForeningsSparbanken AB (Swedbank), 7.50% Unsec. Sub. Nts., 11/29/49(4)	8,450,000	8,308,978

Heller Financial, Inc., 8% Sr. Unsec. Nts., 6/15/05	11,700,000	12,164,923

Household Finance Corp., 8% Nts., 5/9/05	11,000,000	11,555,775

HVB Fund Trust III, 9% Bonds, 10/22/31(5)	13,000,000	12,637,560

ING Capital Funding Trust III, 8.439% Bonds, 12/29/49	2,600,000	2,650,461

KBC Bank Fund Trust III, 9.86% Bonds, 11/29/49(4)(5)	10,700,000	11,547,900

Lehman Brothers Holdings, Inc., 8.25% Unsec. Nts., 6/15/07	10,750,000	11,292,251

Merrill Lynch & Co., Inc., 6.80% Medium-Term Nts., Series B, 11/3/03	9,750,000	9,836,960

Nisource Finance Corp., 7.625% Sr. Unsec. Nts., 11/15/05(5)	11,500,000	11,965,083

Popular North America, Inc., 6.80% Medium-Term Nts., Series C, 12/21/05	5,720,000	5,629,481

Rothmans Nederland Holdings BV, 6.875% Sr. Unsec. Unsub. Nts., 5/6/08	18,899,000	17,571,345

U.S. Leasing International, Inc., 6.625% Sr. Nts., 5/15/03	750,000	751,480
158,038,639

Food/Tobacco—0.2% Aurora Foods, Inc., 8.75% Sr. Sub. Nts., Series B, 7/1/08	300,000	209,250

Canandaigua Brands, Inc., 8.625% Sr. Unsec. Nts., 8/1/06	1,000,000	1,022,500
1,231,750

Forest Products/Containers—0.2% Potlatch Corp., 9.46% Medium-Term Nts., 4/2/02	500,000	516,596

Riverwood International Corp., 10.625% Sr. Unsec. Nts., 8/1/07	450,000	452,250
968,846

Gaming/Leisure—0.6% HMH Properties, Inc., 8.45% Sr. Nts., Series C, 12/1/08	300,000	292,500

Intrawest Corp., 9.75% Sr. Nts., 8/15/08	950,000	959,500

Meristar Hospitality Corp., 8.75% Sr. Unsec. Sub. Nts., 8/15/07	700,000	644,000

Mohegan Tribal Gaming Authority: 8.125% Sr. Nts., 1/1/06	400,000	403,000
8.75% Sr. Unsec. Sub. Nts., 1/1/09	300,000	301,125
Statement of Investments (Continued)

	Principal Amount	Market Value See Note 1

Gaming/Leisure (continued) Premier Parks, Inc.: 0%/10% Sr. Disc. Nts., 4/1/08(11)	$ 300,000	$ 208,500
9.75% Sr. Nts., 6/15/07	200,000	195,000

Station Casinos, Inc., 9.75% Sr. Sub. Nts., 4/15/07	550,000	559,625
3,563,250

Healthcare—0.3% Fresenius Medical Care Capital Trust II, 7.875% Nts., 2/1/08	600,000	547,500

ICN Pharmaceuticals, Inc.: 8.75% Sr. Nts., 11/15/08(1)	275,000	276,375
9.75% Sr. Nts., 11/15/08(5)	125,000	125,625

Tenet Healthcare Corp., 8.625% Sr. Sub. Nts., 1/15/07	800,000	823,000
1,772,500

Housing—0.3% Building Materials Corp. of America, 8% Sr. Unsec. Nts., 12/1/08	800,000	204,000

D.R. Horton, Inc.: 8% Sr. Nts., 2/1/09	400,000	362,000
9.75% Sr. Sub. Nts., 9/15/10	400,000	378,000

Nortek, Inc.: 9.125% Sr. Unsec. Nts., Series B, 9/1/07	200,000	181,500
9.25% Sr. Nts., Series B, 3/15/07	800,000	734,000
1,859,500

Information Technology—1.4% EchoStar Broadband Corp., 10.375% Sr. Nts., 10/1/07(5)	900,000	888,750

Sun Microsystems, Inc., 7.65% Sr. Unsec. Nts., 8/15/09	6,500,000	6,787,332
7,676,082

Manufacturing—0.1% AMC Entertainment, Inc., 9.50% Sr. Unsec. Sub. Nts., 2/1/11	300,000	174,750

Moll Industries, Inc., 10.50% Sr. Unsec. Sub. Nts., 7/1/08	250,000	71,250

Roller Bearing Co. of America, Inc., 9.625% Sr. Sub. Nts., Series B, 6/15/07	500,000	442,500

Terex Corp., 8.875% Sr. Unsec. Sub. Nts., Series C, 4/1/08	100,000	86,625
775,125

Media/Entertainment: Broadcasting—1.7% British Sky Broadcasting Group plc, 8.20% Sr. Unsec. Nts., 7/15/09	6,500,000	6,159,173

Chancellor Media Corp., 8.75% Sr. Unsec. Sub. Nts., Series B, 6/15/07	2,500,000	2,575,000

Emmis Communications Corp., 8.125% Sr. Unsec. Sub. Nts., Series B, 3/15/09	600,000	558,000
9,292,173

Media/Entertainment: Cable/Wireless Video—1.1% Adelphia Communications Corp., 8.375% Sr. Nts., Series B, 2/1/08	1,300,000	1,124,500

Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., 8.25% Sr. Unsec. Nts., 4/1/07	3,000,000	2,730,000

EchoStar DBS Corp., 9.375% Sr. Unsec. Nts., 2/1/09	1,200,000	1,170,000

Insight Midwest LP/Insight Capital, Inc., 9.75% Sr. Nts., 10/1/09	500,000	498,750

NTL Communications Corp., 11.50% Sr. Unsec. Nts., Series B, 10/1/08	1,000,000	887,500
6,410,750
Statement of Investments (Continued)

	Principal Amount	Market Value See Note 1

Media/Entertainment: Diversified Media—0.4% GSP I Corp., 10.15% First Mtg. Bonds, 6/24/10(5)	$ 994,866	$ 965,567

Imax Corp., 7.875% Sr. Nts., 12/1/05(1)	900,000	495,000

Mail-Well I Corp., 8.75% Sr. Unsec. Sub. Nts., Series B, 12/15/08	535,000	377,175

Reed Elsevier, Inc., 6.625% Nts., 10/15/23(5)	600,000	510,504
2,348,246

Media/Entertainment: Telecommunications—7.3% AT&T Corp., 5.625% Nts., 3/15/04	9,750,000	9,319,362

British Telecommunications plc, 8.625% Bonds, 12/15/30	6,500,000	6,525,779

Cable & Wire Optus Ltd., 8.125% Nts., 6/15/09(5)	8,950,000	9,762,723

Exodus Communications, Inc., 11.625% Sr. Nts., 7/15/10(5)	600,000	537,000

International CableTel, Inc., 0%/11.50% Sr. Deferred Coupon Nts., Series B, 2/1/06(11)	1,250,000	1,093,750

Level 3 Communications, Inc., 11% Sr. Unsec. Nts., 3/15/08	500,000	442,500

Metromedia Fiber Network, Inc., 10% Sr. Unsec. Nts., Series B, 11/15/08	650,000	542,750

PSINet, Inc., 11.50% Sr. Unsec. Nts., 11/1/08	450,000	123,750

Qwest Communications International, Inc., 0%/8.29% Sr. Unsec. Disc. Nts., Series B, 2/1/08(11)	1,350,000	1,179,718

Shaw Communications, Inc., 8.54% Debs., 9/30/27CAD	3,000,000	1,925,792

Teleglobe, Inc., 7.70% Unsec. Debs., 7/20/29	8,045,000	7,969,803

XO Communications, Inc., 9.625% Sr. Nts., 10/1/07	1,900,000	1,529,500
40,952,427

Media/Entertainment: Wireless Communications—0.8% Arch Communications, Inc., 12.75% Sr. Nts., 7/1/07	200,000	69,000

Crown Castle International Corp., 10.75% Sr. Nts., 8/1/11	300,000	313,500

Nextel Communications, Inc., 9.375% Sr. Unsec. Nts., 11/15/09	300,000	280,500

Omnipoint Corp., 11.50% Sr. Nts., 9/15/09(5)	650,000	731,250

Price Communications Wireless, Inc., 9.125% Sr. Sec. Nts., Series B, 12/15/06	1,000,000	1,017,500

SBA Communications Corp., 0%/12% Sr. Unsec. Disc. Nts., 3/1/08(11)	700,000	546,000

Spectrasite Holdings, Inc., 0%/12% Sr. Disc. Nts., 7/15/08(11)	600,000	372,000

VoiceStream Wireless Corp., 10.375% Sr. Unsec. Nts., 11/15/09	937,295	1,008,764
4,338,514

Metals/Minerals—0.7% AK Steel Corp.: 7.875% Sr. Unsec. Nts., 2/15/09	500,000	446,250
9.125% Sr. Nts., 12/15/06	2,000,000	1,915,000

Great Lakes Carbon Corp., 10.25% Sr. Sub. Nts., Series B, 5/15/08(1)	750,000	391,875

National Steel Corp., 9.875% First Mtg. Bonds, Series D, 3/1/09	500,000	202,500

P&L Coal Holdings Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08	900,000	901,125
3,856,750

Service—2.7% Allied Waste North America, Inc., 7.875% Sr. Unsec. Nts., Series B, 1/1/09	700,000	652,750

Arvin Industries, Inc., 6.75% Nts., 3/15/08	1,400,000	1,145,215

Harcourt General, Inc., 7.30% Sr. Debs., 8/1/97	7,750,000	6,066,971

Protection One, Inc., 7.375% Sr. Unsec. Nts., 8/15/05(1)	800,000	516,000

Safety-Kleen Corp., 9.25% Sr. Unsec. Nts., 5/15/09(1)(8)(9)	800,000	12,000

UST, Inc., 8.80% Sr. Unsec. Nts., 3/15/05	6,500,000	6,601,017
14,993,953
Statement of Investments (Continued)

	Principal Amount	Market Value See Note 1

Transportation—0.4% Amtran, Inc., 9.625% Nts., 12/15/05(1)	$ 800,000	$ 668,000

Atlas Air, Inc., 9.375% Sr. Unsec. Nts., 11/15/06	500,000	492,500

Federal-Mogul Corp., 7.375% Nts., 1/15/06	625,000	100,000

Great Lakes Dredge & Dock Corp., 11.25% Sr. Unsec. Sub. Nts., 8/15/08	300,000	298,500

Johnson Controls, Inc., 7.70% Debs., 3/1/15	500,000	520,27 7

Tenneco, Inc., 11.625% Sr. Unsec. Sub. Nts., Series B, 10/15/09	200,000	98,000
2,177,277

Utility—5.5% AES Corp. (The), 9.375% Sr. Unsec. Nts., 9/15/10	300,000	308,250

AES Drax Energy Ltd., 11.50% Sr. Sec. Bonds, 8/30/10(5)	300,000	321,000

British Telecommunications plc, 7.625% Nts., 12/15/05	8,800,000	8,914,154

Calpine Corp., 7.75% Sr. Nts., 4/15/09	650,000	606,533

CMS Energy Corp., 9.875% Sr. Unsec. Nts., 10/15/07	800,000	834,412

Constellation Energy Group, Inc., 7.875% Medium-Term Nts., 4/1/05	8,500,000	8,922,102

South Carolina Electric & Gas Co., 9% Mtg. Bonds, 7/15/06	500,000	551,609

Xcel Energy, Inc., 7% Sr. Unsec. Sub. Nts., 12/1/10	10,400,000	10,330,883
30,788,943
Total Corporate Bonds and Notes (Cost $315,972,029)		312,286,073
	Shares

Preferred Stocks—2.0%

California Federal Preferred Capital Corp., 9.125% Non-Cum. Exchangeable, Series A, Non-Vtg.	260,000	6,028,750

Northern Rock plc, 8% Sub.(1)	260,000	5,362,500
Total Preferred Stocks (Cost $11,440,000)		11,391,250

Common Stocks—0.0%

Aurora Foods, Inc.(1)(9)	5,313	6,475

Pathmark Stores, Inc.(9)	7,645	126,143
Total Common Stocks (Cost $91,262)		132,618
	Units

Rights, Warrants and Certificates—0.0%

Pathmark Stores, Inc. Wts., Exp. 9/19/10 (Cost $14,872)	5,408	26,026
	Date	Strike	Contracts

Options Purchased—0.1%

U.S. Long Bond Futures, 3/21/01 Call	2/17/01	104.00%	260	438,750
U.S. Treasury Nts. Futures, 5 yr., 3/21/01 Call	2/16/01	103.50	195	137,109
Total Options Purchased (Cost $431,791)				575,859
Statement of Investments (Continued)

	Principal Amount	Market Value See Note 1

Repurchase Agreements—3.3%

Repurchase agreement with PaineWebber, Inc., 6.09%, dated 12/29/00, to be repurchased at $18,636,602 on 1/2/01, collateralized by Government National Mortgage Assn., 6.50%–8.50%, 2/15/27– 12/20/30, with a value of $21,897,050 (Cost $18,624,000)	$18,624,000	$ 18,624,000

Total Investments, at Value (Cost $656,498,545)	114.8%	645,690,135

Liabilities in Excess of Other Assets	(14.8)	(83,345,528)
Net Assets	100.0%	$562,344,607

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies: CAD—Canadian Dollar IDR—Indonesian Rupiah
1. Identifies issues considered to be illiquid or restricted-See Note 8 of Notes to Financial Statements.
2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
3. When-issued security to be delivered and settled after December 31, 2000.
4. Represents the current interest rate for a variable or increasing rate security.
5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $84,629,802 or 15.05% of the Fund’s net assets as of December 31, 2000.
6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.
7. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements.
8. Issuer is in default.
9. Non-income-producing security.
10. Securities with an aggregate market value of $615,595 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.
11. Denotes a step bond: a zero-coupon bond that converts to a fixed or variable interest rate at a designated future date.

See accompanying Notes to Financial Statements.
Statement of Assets and Liabilities December 31, 2000

Assets Investments, at value (cost $656,498,545)—see accompanying statement	$645,690,135

Receivables and other assets: Interest, dividends and principal paydowns	9,578,496
Shares of beneficial interest sold	458,326
Other	27,459
Total assets	655,754,416

Liabilities Bank overdraft	141,391

Unrealized depreciation on foreign currency contracts	27,106

Payables and other liabilities: Investments purchased on a when-issued basis	92,880,938
Shares of beneficial interest redeemed	292,575
Daily variation on futures contracts	47,797
Trustees’ compensation	2,193
Transfer and shareholder servicing agent fees	197
Other	17,612
Total liabilities	93,409,809

Net Assets	$562,344,607

Composition of Net Assets Par value of shares of beneficial interest	$ 49,974

Additional paid-in capital	578,664,349

Undistributed net investment income	44,283,440

Accumulated net realized loss on investments and foreign currency transactions	(50,213,490)

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(10,439,666)
Net assets—applicable to 49,974,474 shares of beneficial interest outstanding	$562,344,607

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$11.25

See accompanying Notes to Financial Statements.
Statement of Operations For the Year Ended December 31, 2000

Investment Income Interest	$ 47,195,560

Dividends	1,249,001
Total income	48,444,561

Expenses Management fees	4,030,064

Custodian fees and expenses	90,444

Trustees’ compensation	9,016

Transfer and shareholder servicing agent fees	2,113

Other	81,916
Total expenses	4,213,553
Less expenses paid indirectly	(39,086)
Net expenses	4,174,467

Net Investment Income	44,270,094

Realized and Unrealized Gain (Loss) Net realized gain (loss) on: Investments	(28,823,164)
Closing of futures contracts	(3,255,156)
Closing and expiration of option contracts written	(731,265)
Foreign currency transactions	84,005
Net realized loss	(32,725,580)

Net change in unrealized appreciation (depreciation) on: Investments	21,234,703
Translation of assets and liabilities denominated in foreign currencies	(105,770)
Net change	21,128,933
Net realized and unrealized loss	(11,596,647)

Net Increase in Net Assets Resulting from Operations	$ 32,673,447

See accompanying Notes to Financial Statements.
Statement of Changes in Net Assets

	Year Ended December 31,
	2000	1999

Operations Net investment income	$ 44,270,094	$ 45,686,066
Net realized gain (loss)	(32,725,580)	(17,567,585)

Net change in unrealized appreciation (depreciation)	21,128,933	(37,907,094)
Net increase (decrease) in net assets resulting from operations	32,673,447	(9,788,613)

Dividends and/or Distributions to Shareholders Dividends from net investment income	(45,437,709)	(30,081,522)

Distributions from net realized gain	—	(2,888,886)

Beneficial Interest Transactions Net decrease in net assets resulting from beneficial interest transactions	(25,954,730)	(11,720,079)

Net Assets Total decrease	(38,718,992)	(54,479,100)

Beginning of period	601,063,599	< u> 655,542,699
End of period (including undistributed net investment income of $44,283,440 and $45,409,363, respectively)	$562,344,607	$601,063,599

See accompanying Notes to Financial Statements.
Financial Highlights

	Year Ended December 31,
	2000	1999	1998	1997	1996

Per Share Operating Data Net asset value, beginning of period	$11.52	$12.32	$11.91	$11.63	$11.84

Income (loss) from investment operations: Net investment income	.94	.88	.72	.76	.69
Net realized and unrealized gain (loss)	(.29)	(1.06)	.07	.28	(.15)

Total income (loss) from investment operations	.65	(.18)	.79	1.04	.54

Dividends and/or distributions to shareholders: Dividends from net investment income	(.92)	(.57)	(.20)	(.72)	(.74)
Distributions from net realized gain	—	(.05)	(.18)	(.04)	(.01)

Total dividends and/or distributions to shareholders	(.92)	(.62)	(.38)	(.76)	(.75)

Net asset value, end of period	$11.25	$11.52	$12.32	$11.91	$11.63

Total Return, at Net Asset Value(1)	6.10%	(1.52)%	6.80%	9.25%	4.80%

Ratios/Supplemental Data Net assets, end of period (in thousands)	$562,345	$601,064	$655,543	$520,078	$426,439

Average net assets (in thousands)	$557,873	$633,059	$586,242	$449,760	$296,253

Ratios to average net assets:(2) Net investment income	7.94%	7.22%	6.31%	6.72%	6.72%
Expenses	0.76%	0.73%	0.74%(3)	0.78%(3)	0.78%(3)

Portfolio turnover rate	260%	256%	76%	117%	82%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.
Notes to Financial Statements

1. Significant Accounting Policies
Oppenheimer Bond Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek a high level of current income. The Trust’s investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund’s net asset value to the extent the Fund makes purchases while remaining substantially fully invested.
In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into mortgage dollar-rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2000, securities with an aggregate market value of $53,024, representing less than 0.01% of the Fund’s net assets, were in default.

Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian’ s vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
Notes to Financial Statements (Continued)

1. Significant Accounting Policies (continued)
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.

As of December 31, 2000, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

Expiring

2007	$14,340,228
2008	31,659,635

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2000, amounts have been reclassified to reflect an increase in undistributed net investment income of $41,692. Accumulated net realized loss on investments was increased by the same amount. Net assets of the Fund were unaffected by the reclassifications.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is accreted over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.
       The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $547,392 decrease to cost of securities and a corresponding $547,392 decrease in net unrealized depreciation, based on securities held as of December 31, 2000.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Notes to Financial Statements (Continued)

2. Shares of Beneficial Interest The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows :
	Year Ended December 31, 2000		Year Ended December 31, 1999
	Shares	Amount	Shares	Amount

Sold	8,778,109	$ 96,959,552	10,494,053	$ 123,504,590
Dividends and/or distributions reinvested	4,250,487	45,437,709	2,820,394	32,970,408
Redeemed	(15,220,765)	(168,351,991)	(14,357,807)	(168,195,077)
Net decrease	(2,192,169)	$ (25,954,73 0)	(1,043,360)	$ (11,720,079)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2000, were $1,443,319,580 and $1,487,137,347, respectively.

As of December 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $657,011,797 was:

Gross unrealized appreciation	$ 13,277,372
Gross unrealized depreciation	(24,599,034)
Net unrealized depreciation	$ (11,321,662)

4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust. The annual fees are 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets over $1 billion. The Fund’s management fee for the year ended December 31, 2000 was an annualized rate of 0.72%, before any waiver by the Manager if applicable.

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Fund and is responsible for maintaining the shareholder registry and shareholder accounting records for the Fund. OFS provides these services for cost. Effective January 1, 2001, the Fund ended the for cost agreement and began paying OFS on a fee per account basis to provide these services.

5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
Notes to Financial Statements (Continued)

5. Foreign Currency Contracts (continued)
       The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

As of December 31, 2000, the Fund had outstanding foreign currency contracts as follows:
Contract Description	Expiration Date	Contract Amount (000s)	Valuation as of December 31, 2000	Unrealized Depreciation

Contracts to Sell
Canadian Dollar (CAD)	4/2/01	3,000 CAD	$2,000,790	$27,106

6. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly-based securities indices “financial futures” or debt securities “interest rate futures” in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
       The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
       Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
       Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.
       Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 2000, the Fund had outstanding futures contracts as follows:
Contract Description	Expiration Date	Number of Contracts	Valuation as of December 31, 2000	Unrealized Appreciation (Depreciation)

Contracts to Purchase
U.S. Long Bond	3/21/01	298	$31,178,250	$287,594
U.S. Treasury Nts., 10 yr.	3/21/01	65	6,815,859	192,461
480,055
Contracts to Sell
U.S. Treasury Nts., 5 yr.	3/21/01	81	8,388,563	(84,796)
$395,259
Notes to Financial Statements (Continued)

7. Option Activity
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
       The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
       Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
       Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
       The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended December 31, 2000, was as follows:
	Put Options

	Number of Contracts	Amount of Premiums

Options outstanding as of December 31, 1999	325	$ 328,453
Options written	750	457,109
Options closed or expired	(1,075)	(785,562)
Options outstanding as of December 31, 2000	—	$ —

8. Illiquid Securities
As of December 31, 2000, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of December 31, 2000, was $31,476,121, which represents 5.60% of the Fund’s net assets.
Independent Auditor’s Report

To the Board of Trustees and Shareholders of Oppenheimer Bond Fund/VA:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Bond Fund/VA (which is a series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Bond Fund/VA as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Denver, Colorado January 23, 2001
Shareholder Meeting (Unaudited)

On September 20, 2000, a shareholder meeting was held at which the following items and proposals were approved, as described in the Fund’s proxy statement for that meeting. The following is a report of the votes cast:

Proposal No. 1:
Election of Trustees
Nominee	For	Withheld/Abstain	Total

William L. Armstrong	525,148,434.513	12,998,236.894	538,146,671.407
Robert G. Avis	525,194,975.808	12,951,695.599	538,146,671.407
George C. Bowen	525,246,167.352	12,900,504.055	538,146,671.407
Edward L. Cameron	525,257,205.636	12,889,465.771	538,146,671.407
Jon S. Fossel	525,310,855.983	12,835,815.424	538,146,671.407
Sam Freedman	525,227,181.129	12,919,490.278	538,146,671.407
Raymond J. Kalinowski	524,816,532.104	13,330,139.303	538,146,671.407
C. Howard Kast	524,372,698.626	13,773,972.781	538,146,671.407
Robert M. Kirchner	524,456,936.182	13,689,735.225	538,146,671.407
Bridget A. Macaskill	525,301,814.052	12,844,857.355	538,146,671.407
F. William Marshall	525,238,164.224	12,908,507.183	538,146,671.407
James C. Swain	525,158,864.886	12,987,806.521	538,146,671.407

For	Against	Withheld/Abstain	Total

Proposal No. 2: Ratification of the selection of Deloitte & Touche LLP as independent auditors for the Fund for the fiscal year beginning January 1, 2001.
513,094,436.430	5,088,293.356	19,963,941.621	538,146,671.407

Proposal No. 3(a): Approval to eliminate the fundamental policy for Oppenheimer Bond Fund/VA on investing in the securities of companies for the purpose of exercising control of management.
43,558,814.484	2,138,773.795	2,666,491.599	48,364,079.878
Proposal No. 3(b): Approval to eliminate the fundamental policy for Oppenheimer Bond Fund/VA on purchasing the securities of issuers in which officers or trustees have an interest.
42,302,958.953	3,317,764.647	2,743,356.278	48,364,079.878
Proposal No. 3(c): Approval to eliminate the fundamental policy for Oppenheimer Bond Fund/VA on investing in oil, gas or other mineral explorations or development programs.
43,614,400.056	2,003,890.673	2,745,789.149	48,364,079.878
Proposal No. 4: Approval to change four of the fundamental policies for Oppenheimer Bond Fund/VA to permit the Fund to participate in an inter-fund lending arrangement.
43,614,048.181	1,897,636.322	2,852,395.375	48,364,079.878
Proposal No. 6: Approval of authorizing the Trustees to adopt an Amended and Restated Declaration of Trust.
487,784,405.554	19,090,438.484	31,271,827.369	538,146,671.407
Federal Income Tax Information (Unaudited)

In early 2001 shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
       Dividends of $0.9239 per share were paid to shareholders on March 17, 2000, all of which was designated as ordinary income for federal income tax purposes.
       Dividends paid by the Fund during the fiscal year ended December 31, 2000, which are not designated as capital gain distributions should be multiplied by 0.75% to arrive at the net amount eligible for the corporate dividend-received deduction.
The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
Oppenheimer Bond Fund/VA
A Series of Oppenheimer Variable Account Fund

Officers and Trustees	James C. Swain, Trustee and Chairman of the Board
Bridget A. Macaskill, Trustee and President
William L. Armstrong, Trustee
Robert G. Avis, Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Raymond J. Kalinowski, Trustee
C. Howard Kast, Trustee
Robert M. Kirchner, Trustee
F. William Marshall, Trustee
John S. Kowalik, Vice President
David P. Negri, Vice President
Andrew J. Donohue, Vice President and Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Transfer Agent	OppenheimerFunds Services

Custodian of Portfolio Securities	The Bank of New York

Independent Auditors	Deloitte & Touche LLP

Legal Counsel	Myer, Swanson, Adams & Wolf, P.C.

For more complete information about Oppenheimer Bond Fund/VA, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds, Inc. at 1.800.981.2871.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.